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COMMON STOCK                                                        COMMON STOCK
                                (Dynacraft Logo)
                         DYNACRAFT GOLF COMPANIES, INC.

Number:

INCORPORATED UNDER                                SEE REVERSE FOR CERTAIN
THE LAWS OF THE STATE                             DEFINITIONS AND A STATEMENT
OF OHIO                                           AS TO THE RIGHTS, PREFERENCES,
                                                  PRIVILEGES AND RESTRICTIONS
                                                  ON SAVINGS


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $001 PAR
                               VALUE PER SHARE, OF
                         DYNACRAFT GOLF COMPANIES, INC.
 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

     SECRETARY                  (OHIO STATE SEAL)                PRESIDENT

COUNTERSIGNED AND REGISTERED:
HUNTINGTON BANK, N.A.
Transfer Agent and Registrar

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -    as tenants in common
     TEN ENT   -    as tenants by the entireties
     JT TEN    -    as joint tenants with right of
                    survivorship and not as tenants
                    in common
     COM PROP  -    as community property

UNIF GIFT MIN ACT -            Custodian
                    ------------------------------------
                    (Cust)                       (Minor)
                    Under Uniform Gifts to Minors
                    Act
                        --------------------------------
                                (State)
UNIF TRF MIN ACT -             Custodian (until age        )
                   ------------                     -------

                                      under Uniform Transfers
                   ------------------
                       (Minor)
                   To Minors Act
                                 ----------------------------
                                           (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer onto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________



                                   X __________________________________________

                                   X __________________________________________
                                     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                             NOTICE CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURUSANT TO S.E.C. RULE 17Ad-15